UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: April 30, 2008

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue
Bremerton, Washington	98337
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The Company reported its earnings and financial results for the first quarter ended March 31, 2008, on April 30, 2008. The Company advised that the Company will add $7.7 million pretax to its reserve for loan losses and report a net loss of $5.8 million in the first quarter of 2008.
     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference. This release is also being furnished for purposes of Regulation FD and Regulation G of the Securities and Exchange Commission.
Item 2.06 Material Impairments.
     On April 30, 2008, the Company announced that it will add $7.7 million pretax to its reserve for loan losses in the first quarter of 2008, and record $912,000 of net loan charge-offs.
     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1 Press Release of WSB Financial Group, Inc. dated April 30, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC. (Registrant)
April 30, 2008	/s/ Terry A. Peterson
(Date)	Terry A. Peterson
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of WSB Financial Group, Inc., dated April 30, 2008.
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